Exhibit 10.7




                                      NOTE

                                                              December 30, 1998
$5,000,000                                                    Chicago, Illinois

         The undersigned, for value received, promises to pay to the order of First Tennessee Bank National Association (the "Bank") at the principal office of LaSalle National Bank (the "Agent") in Chicago, Illinois, the aggregate unpaid amount of all Loans made to the undersigned by the Bank pursuant to the Credit Agreement referred to below (as shown on the schedule attached hereto (and any continuation thereof) or in the records of the Bank), such principal amount to be payable on the dates set forth in the Credit Agreement.

         The undersigned further promises to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such Loan is paid in full, payable at the rate(s) and at the time(s) set forth in the Credit Agreement. Payments of both principal and interest are to be made in lawful money of the United States of America.

         This Note evidences indebtedness incurred under, and is subject to the terms and provisions of, the Credit Agreement, dated as of October 30, 1998 (as amended or otherwise modified from time to time, the "Credit Agreement;" terms not otherwise defined herein are used herein as defined in the Credit Agreement), among the undersigned, certain financial institutions (including the
Bank) and the Agent, to which Credit Agreement reference is hereby made for a statement of the terms and provisions under which this Note may or must be paid prior to its due date or its due date accelerated.

         This Note is made under and governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

                                 AMERICAN CAPITAL STRATEGIES, LTD.

                                 By:
                                   ----------------------------------
                                 Title:
                                      -------------------------------

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              SCHEDULE ATTACHED TO NOTE DATED DECEMBER 30, 1998 OF
           AMERICAN CAPITAL STRATEGIES, LTD.. PAYABLE TO THE ORDER OF
                    FIRST TENNESSEE BANK NATIONAL ASSOCIATION
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

Date and                    Date and Amount of
Amount of Loan or of         Repayment or of
Conversion                      Conversion              Interest
from another               into another type of       Period/Unpaid
type of Loan                  Notation Loan           Maturity Date        Principal Balance            Made by

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

  1.  BASE RATE LOANS
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 2.  EURODOLLAR LOANS
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